UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 15, 2019

(Date of earliest event reported)

POTLATCHDELTIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. First Avenue, Suite 1600, Spokane WA		99201
(Address of principal executive offices)		(Zip Code)

509-835-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 1, 2018, the Company entered into an amended and restated Benefits Trust Agreement with Wells Fargo Bank, National Association. A copy is attached hereto as Exhibit 10.1 to which reference is made for a full statement of the terms and conditions of such Plan.

On February 15, 2019, the Company’s Board of Directors approved changes to the Company’s executive compensation plans, descriptions of which are attached hereto as Exhibits 10.2-10.7.

A copy of the Annual Incentive Plan, as amended and restated effective January 1, 2019, is attached hereto as Exhibit 10.2 to which reference is made for a full statement of the terms and conditions of such Plan.

A copy of the Management Deferred Compensation Plan, effective June 1, 2008, as amended and restated effective January 1, 2019, is attached hereto as Exhibit 10.3 to which reference is made for a full statement of the terms and conditions of such Plan.

A copy of the Salaried Supplemental Benefit Plan II, effective December 5, 2008, as amended and restated effective January 1, 2019, is attached hereto as Exhibit 10.4 to which reference is made for a full statement of the terms and conditions of such Plan.

A copy of the Severance Program for Executive Employees, effective September 5, 2013, as amended and restated effective January 1, 2019, is attached hereto as Exhibit 10.5 to which reference is made for a full statement of the terms and conditions of such Plan.

A copy of the Performance Share Award Agreement, effective January 1, 2019, is attached hereto as Exhibit 10.6 to which reference is made for a full statement of the terms and conditions of such Plan.

A copy of the Restricted Stock Unit Award Agreement, effective January 1, 2019, is attached hereto as Exhibit 10.7 to which reference is made for a full statement of the terms and conditions of such Plan.

Item 9.01 EXHIBITS

Item 9.01 Financial Statements and Exhibits (d) Exhibits

10.1	Benefits Trust Agreement, September 1, 2018
10.2	Annual Incentive Plan, January 1, 2019
10.3	Management Deferred Compensation Plan, January 1, 2019
10.4	Salaried Supplemental Benefit Plan II, January 1, 2019
10.5	Severance Program for Executive Employees, January 1, 2019
10.6	Performance Share Award Agreement, January 1, 2019
10.7	Restricted Stock Unit Agreement, January 1, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2019

POTLATCHDELTIC CORPORATION

By:	/s/ Lorrie D. Scott
Lorrie D. Scott
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	Benefits Trust Agreement, September 1, 2018
10.2	Annual Incentive Plan, January 1, 2019
10.3	Management Deferred Compensation Plan, January 1, 2019
10.4	Salaried Supplemental Benefit Plan II, January 1, 2019
10.5	Severance Program for Executive Employees, January 1, 2019
10.6	Performance Share Award Agreement, January 1, 2019
10.7	Restricted Stock Unit Agreement, January 1, 2019

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